Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


(VALUE EQUITY ARTWORK)

VALUE EQUITY

Semiannual Report
2002

DELAWARE

Growth and Income Fund

[Logo]   POWERED BY RESEARCH.(SM)

A Commitment
     to Our Investors

Experience
o Our seasoned investment professionals average 12 years experience, bringing a wealth of knowledge and expertise to our management team.

o We trace our origins to 1929 and opened our first mutual fund in 1938. Over the past 73 years, we have weathered a wide range of economic and market environments.

Performance
o   We strive to deliver consistently good performance in all asset classes.

o We believe that hiring the best and the brightest in the industry, conducting fundamental research, and working in a disciplined investment process are essential to quality investment management.

Service
o   We are committed to providing the highest standards of client service.

o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.

o We make our funds available through financial advisors who can offer you individualized attention and valuable investment advice.

Diversification
o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.

o We offer mutual funds in virtually every asset class from domestic equity and fixed income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware Management Company and its affiliates managed more than $87 billion in assets as of June 30, 2002.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C)Delaware Distributors, L.P.

Table
     of Contents

Letter to Shareholders                      1
Portfolio Management Review                 3
At Delaware                                 5
Performance Summary                         6
Financial Statements:
 Statement of Net Assets                    7
 Statement of Operations                   10
 Statements of Changes in Net Assets       11
 Financial Highlights                      12
 Notes to Financial Statements             16

Letter                                          Delaware Growth and Income Fund
  to Shareholders                               June 11, 2002


Recap of Events
During the six months ended May 31, 2002, the economy showed signs of renewed strength after a brief and mild recession that appeared to end in November.

In the first quarter of 2002, the U.S. economy grew by an annualized rate of 6.1% as measured by gross domestic product (GDP). However, unemployment rates continued to rise, peaking at a 7 1/2year high of 6% in April. Meanwhile, corporations struggled to resume steady and strong sales and earnings growth.

The Federal Reserve's aggressive interest rate cuts (11 reductions to the fed funds rate throughout 2001) seem to be taking effect. It can take nine months or longer for interest rate reductions to be felt throughout the economy. However, the effects have yet to be reflected in rising corporate profits or renewed investor confidence. Complicating things is the skepticism investors have displayed regarding corporate accounting practices in the aftermath of the Enron meltdown and discouraging revelations elsewhere. Clearly, it will take time to shake off the negativity surrounding market news coming out of this very difficult period.

Delaware Growth & Income Fund returned -5.14% for the six-month period ended May 31, 2002 (Class A shares at net asset value with distributions reinvested). The Fund slightly outperformed the -5.67% return of the Standard & Poor's 500 Index, but underperformed the -1.90% return of the S&P 500/BARRA Value Index and the -0.75% return of its peer group, the Lipper Large-Cap Value Funds Average, for the period.

These tame six-month figures mask the market's tremendous volatility as investors vacillated between eager anticipation of economic revival and lack of trust about corporate accounting activities.

Market Outlook
We continue to expect a lot of volatility, as investors remain skeptical in the wake of the Enron collapse and other corporate accounting and reporting uncertainties. Investors will need compelling reasons to begin buying and holding stocks again, which should happen naturally once corporations begin reporting profit growth amidst the economic recovery.

Barring an energy crisis or a worsening of the situation in the Middle East, we think investors could see strong earnings improvements in the second half of 2002, within the context of a fairly modest economic recovery. Ultimately, we expect that steady economic growth, low inflation, low interest rates and high levels of productivity all point to improved profitability ahead. Due to the modest expected rate of economic recovery, we currently do not expect to see any fed funds rate increases for at least several months.

Total Return
For the period ended May 31, 2002                           Six Months
Delaware Growth and Income Fund - Class A Shares              -5.14%
Lipper Large-Cap Value Funds Average (313 funds)              -0.75%
Standard & Poor's 500 Index                                   -5.67%
S&P 500/BARRA Value Index                                     -1.90%
------------------------------------------------------------------------

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes can be found on page 6. The Lipper Large-Cap Value Funds Average represents the average return of large-cap value funds tracked by Lipper (Source: Lipper Inc.). The S&P 500 Index is an unmanaged composite of large-capitalization U.S. companies. The S&P 500/BARRA Value Index tracks those S&P 500 companies with low ratios of book value to market capitalization. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Overall, we see plenty of investment opportunities beginning to unfold. We expect that long-term investors will continue to benefit from the broad diversification and conservative, value-oriented investment style that Delaware Growth and Income Fund offers. Thank you for your continued confidence in, and commitment to, Delaware Investments.

Sincerely,


/s/   Charles E. Haldeman, Jr.
-------------------------------------
Charles E. Haldeman, Jr.
Chairman,
Delaware Investments Family of Funds


/s/   David K. Downes
--------------------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio                                       Delaware Growth and Income Fund
  Management Review                             June 11, 2002


Fund Managers
Robert L. Arnold
Senior Portfolio Manager

John Fields
Senior Portfolio Manager

The Fund's Results
For the six months ended May 31, 2002, Delaware Growth and Income Fund returned -5.14% (Class A shares at net asset value with distributions reinvested). By comparison, the S&P 500 Index declined by -5.67% and the S&P 500/BARRA Value Index was down -1.90% over the same period, while the Lipper Large-Cap Value Funds Average fell by -0.75%.

Since late last year, following the events of September 11, we have believed that a sustainable, if not exactly robust, economic recovery was about to develop. The first credible signs of that recovery were showing up by early spring. Accordingly, we have positioned the portfolio to take advantage of an economic recovery, remaining of course within the framework of how we manage the Fund.

The investment process we follow leads us to invest primarily in securities that provide current income and capital appreciation for shareholders. Delaware Growth and Income Fund is typically invested primarily in dividend-paying equity securities.

We take a value-oriented investment approach, focusing on stocks with current dividend yields greater than the S&P 500 Index and/or companies whose stocks are selling at a significant discount to our estimate of fair value.

Portfolio Highlights
As we positioned the Delaware Growth and Income Fund for an economic recovery, the portfolio became more heavily weighted than its benchmark in economically sensitive stocks while exposure was reduced to more conservative stocks that tend to have less earnings exposure to the macroeconomic cycle. We have also continued our emphasis on stocks of Old Economy companies that have applied the technological breakthroughs of the last few years to become more efficient and competitive. We believe such companies are generally poised to deliver significantly improved earnings later this year.

"WE HAVE CONTINUED OUR EMPHASIS ON STOCKS OF OLD ECONOMY COMPANIES THAT HAVE APPLIED THE TECHNOLOGICAL BREAKTHROUGHS OF THE LAST FEW YEARS TO BECOME MORE EFFICIENT AND COMPETITIVE."

The Fund benefited by being overweight in the basic industry and consumer cyclicals sectors and underweighting the telephone utility, telecommunications, and technology sectors as well as the consumer durables sector. Specific stocks that performed well include International Paper, 3M, EcoLab, and Gannett. These attractively-valued stocks have been early beneficiaries of an improving economy. Wells Fargo, Kimberly-Clark, Adobe Systems, and First Data also made gains as the economic outlook improved during the period.

The biggest negative influence on the Fund in the period was clearly the general spillover of negative investor sentiment that stemmed from the Enron situation. Investors' fears and concerns that other large, complex companies could be harboring a major negative surprise negatively impacted broad market performance. Companies that we believe were adversely affected by these fears and uncertainties include American International Group, Tyco, Citigroup, General Electric, El Paso, Comcast, and AOL Time Warner.

We held Tyco stock for just a brief period. We still own GE, Citigroup, Comcast, AOL, and AIG, however, and believe the market has overreacted with regard to those companies situations. We are looking for opportunities among similar situations: stocks of large, multi-industry companies that may be depressed, yet exhibit quality financial characteristics. We are also beginning to see attractive long-term valuations developing among pharmaceutical companies.

Outlook

We expect volatility to continue, as uncertainty persists regarding corporate sales and profitability. In addition, it will take some time for the market to fully regain its confidence in a post-Enron world.

However, we expect to see earnings improve by the fall of 2002 as a modest economic recovery takes hold. We are paying particular attention to the situation in the Middle East and its effect on oil prices. Significantly higher energy prices could stifle a recovery. However, we see no need to make changes to the portfolio at this time to cope with potential events. We continue to expect strong benefits from having a well-structured and well-diversified portfolio.

Delaware Growth and Income Fund
Top 10 Holdings
As of May 31, 2002


                                                                      Percentage        Dividend*
Company                                       Industry               of Net Assets       Yield
--------------------------------------------------------------------------------------------------
1. American                                   Insurance                   2.83%           0.26%
   International Group
--------------------------------------------------------------------------------------------------
2. Citigroup                                  Banking & Finance           2.52%           1.64%
--------------------------------------------------------------------------------------------------
3. ChevronTexaco                              Energy                      2.20%           3.17%
--------------------------------------------------------------------------------------------------
4. Exxon Mobil                                Energy                      2.18%           2.36%
--------------------------------------------------------------------------------------------------
5. Freddie Mac                                Banking & Finance           2.08%           1.34%
--------------------------------------------------------------------------------------------------
6. Chubb                                      Insurance                   1.93%           1.95%
--------------------------------------------------------------------------------------------------
7. Wyeth                                      Healthcare &                1.93%           1.77%
                                              Pharmaceuticals
--------------------------------------------------------------------------------------------------
8. SBC Communications                         Telecommunications          1.77%           3.18%
--------------------------------------------------------------------------------------------------
9. Bank of America                            Banking & Finance           1.70%           3.32%
--------------------------------------------------------------------------------------------------
10. J.P. Morgan Chase                         Banking & Finance           1.61%           4.16%
--------------------------------------------------------------------------------------------------

*Source: Bloomberg
--------------------------------------------------------------------------------------------------

Dividends Reversing Trend

After generally trending downward since the early 1980's, corporate dividend payments moved higher in 2001, even as corporate profits collapsed during the recession (Source: Wall Street Journal Market Data Group). In the first quarter of 2002, dividends paid by American companies were 27 percent higher than in the same quarter in 1999 (Source: U.S. Department of Commerce).

The trend suggests that many U.S. corporations have generally begun to favor returning profits to shareholders. During the 1990's investment boom, when the average dividend yield for the 30 stocks in the Dow Jones Industrial Average reached a low of less than two percent (Source: Wall Street Journal Market Data Group), companies often shunned dividend payments and chose instead to aggressively reinvest profits in equipment and future growth. According to a recent study by economists at Rice University, the percentage of corporate profits currently being returned to shareholders - when both dividends and share repurchases are included - is nearing levels last seen during the 1980's.

What it means for your Fund
While past performance is no guarantee of future results, historic data show that a universe of stocks with above average dividend yields and/or significant share buyback activity delivers above-average return and below-average risk over the long term. To capitalize on this, Delaware Growth and Income Fund's management team screens and ranks the large-cap stock universe based on current dividend yields and share buybacks as a part of its investment process.

Rising dividends have various implications for the U.S. economy and corporate attitudes toward accounting and profitability. For your Fund, with its focus on companies generating strong free cash flow, the trend signals that the pool of securities from which management selects could be expanded in future months.
--------------------------------------------------------------------------------

At Delaware

Powered by Research

At Delaware Investments, our long history of asset management has taught us the importance of two key principles:

o Astute security selection is essential when seeking a performance advantage.

o Superior fundamental research is the key to astute security selection.

Using these core principles, we have built an organization that is Powered by Research. We believe our organization represents an effective model for conducting and capitalizing on independent fundamental research and analysis.

FIVE SPECIALIZED CENTERS OF EXPERTISE

While many organizations single handedly try to be all things across all investment disciplines, we at Delaware Investments have elected instead to decentralize and have structured ourselves into five distinct Centers of Expertise, each focused on a specific investment discipline:

o U.S. growth equity
o U.S. value equity
o U.S. fixed income
o International and global
o U.S. structured equity products

Each Center of Expertise is led by a team of seasoned management professionals who embrace our belief in superior fundamental research.

THE INDEPENDENT RESEARCH ADVANTAGE

Each Center of Expertise is responsible for its own investment process and conducts its own independent research rather than rely on the one-size-fits-all recommendations of a single, centralized research team. We believe our decentralized approach offers us an independent research advantage:

Focused Expertise
Research is always conducted from the viewpoint of a specific asset-class discipline by the professionals best equipped to shape and evaluate it.

Direct Accountability
The people who do the research are the very same people who actually manage the investments and are accountable for the results.

Superior Security Selection
We believe this direct approach to fundamental research enables each Center of Expertise to uncover market inefficiencies and underappreciated securities that represent their discipline's most rewarding opportunities.

The Investor Advantage
Our experience has taught us that, despite ongoing change, knowledgeable investors will continue to need long-range investment plans that have well-defined objectives and diversified asset management. Delaware Investments has put in place the intellectual capital, infrastructure, and organizational commitment to deliver superior asset management to the discriminating investor.

For more information about the funds managed by each Center of Expertise and how they might fit into your long-term investment strategy, we encourage you to contact your financial advisor or call us at 800 523-1918.


Delaware eDelivery                                     [Graphic Omitted]
                                                       e:delivery logo
WANT TO REDUCE PAPER CLUTTER?

You can receive these fund reports electronically instead of by U.S. mail. To sign up for Delaware eDelivery and get your fund documents online, go to www.delawareinvestments.com/edelivery.

If you have questions or need assistance, contact our Shareholder Service Center via e-mail at service@delinvest.com or call 800 523-1918. Representatives are available Monday through Friday from 8:00 a.m. to 8:00 p.m., Eastern Time.

Delaware
  Growth and Income

Fund Basics
As of May 31, 2002
------------------------------------------
Fund Objective:
The Fund seeks capital appreciation with current income as a secondary objective.

------------------------------------------

Total Fund Net Assets:
$634.13 million

------------------------------------------

Number of Holdings:
86

------------------------------------------

Fund Start Date:
August 27, 1986

------------------------------------------


Your Fund Managers:
Robert L. Arnold has 16 years of investment industry experience, having joined Delaware
Investments in 1992. He was previously
involved in strategic analysis assignments for the Office of the Chairman at Chemical
Banking Corporation and was a management consultant at Arthur Young & Co. Mr. Arnold is a Director of the Bank and Financial
Analysts Association, and holds both a
bachelor's degree in economics from
Carnegie Mellon University and an MBA in finance and business strategy from the University of Chicago. John B. Fields has
33 years' experience in investment
management. He holds a bachelor's degree and an MBA from Ohio State University.
Before joining Delaware Investments in
1992, he was Director of Domestic Equity
Risk Management at DuPont. Mr. Fields is a
CFA charterholder.

----------------------------------------------
Nasdaq Symbols:
Class A DEDTX
Class B DEOBX
Class C DTRCX


Fund Performance
Average Annual Total Returns
Through May 31, 2002                  Lifetime        10 Years       Five Years     One Year
---------------------------------------------------------------------------------------------
Class A (Est. 8/27/86)
Excluding Sales Charge                 +10.34%        +9.77%           +2.58%       -13.11%
Including Sales Charge                 +9.93%         +9.12%           +1.37%       -18.09%
---------------------------------------------------------------------------------------------
Class B (Est. 9/6/94)
Excluding Sales Charge                 +8.88%                          +1.86%       -13.70%
Including Sales Charge                 +8.88%                          +1.56%       -18.02%
---------------------------------------------------------------------------------------------
Class C (Est. 11/29/95)
Excluding Sales Charge                 +6.72%                          +1.87%       -13.73%
Including Sales Charge                 +6.72%                          +1.87%       -14.59%
---------------------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

The average annual total returns for the lifetime (since 8/27/86), 10-year, five-year, and one-year periods ended May 31, 2002 for Delaware Growth and Income Fund's Institutional Class shares were +10.53%, +10.06%, +2.89%, and -12.83%, respectively. The Institutional Class shares were first made available on July 26, 1993 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to July 26, 1993 is based on Class A performance adjusted to eliminate the sales charges, but not the asset-based distribution charge of Class A shares.

The 30-day SEC yields for Class A and Institutional Class shares were 0.35% and 0.67%, respectively, as of May 31, 2002.

Nasdaq Institutional Class symbol: DERIX

Statement                                       Delaware Growth and Income Fund
of Net Assets                                   May 31, 2002 (Unaudited)

                                                  Number of               Market
                                                   Shares                 Value
Common Stock - 97.80%
Aerospace & Defense - 0.79%
 Textron                                               107,400      $  5,039,208
                                                                    ------------
                                                                       5,039,208
                                                                    ------------
Automobiles & Automotive Parts - 1.33%
*General Motors                                        135,600         8,427,540
                                                                    ------------
                                                                       8,427,540
                                                                    ------------
Banking & Finance - 16.29%
 Bank of America                                       142,148        10,776,240
 Bank of New York                                      177,300         6,435,990
*Bear Stearns                                          115,800         6,953,790
 Citigroup                                             370,200        15,985,236
 FleetBoston Financial                                 147,400         5,194,376
 Freddie Mac                                           200,900        13,168,995
 J.P. Morgan Chase                                     284,450        10,225,978
 Lehman Brothers Holdings                               75,200         4,587,200
 Mellon Financial                                      176,800         6,559,280
 Morgan Stanley Dean Witter                            103,100         4,686,926
 PNC Financial Services Group                           87,500         4,921,875
 U.S. Bancorp                                          231,900         5,484,435
 Wells Fargo                                           158,300         8,294,920
                                                                    ------------
                                                                     103,275,241
                                                                    ------------
Cable, Media & Publishing - 3.81%
+AOL Time Warner                                       447,800         8,373,860
 Gannett                                                85,800         6,503,640
*+Comcast - Special Class A                            329,300         9,273,088
                                                                    ------------
                                                                      24,150,588
                                                                    ------------
Chemicals - 3.39%
 Air Products & Chemicals                              192,100         9,633,815
 Dow Chemical                                          178,000         5,934,520
 duPont(E.I.)deNemours                                 110,400         5,078,400
 Rohm & Haas                                            22,900           862,872
                                                                    ------------
                                                                      21,509,607
                                                                    ------------
Computers & Technology - 6.12%
 Adobe Systems                                         169,700         6,126,170
 First Data                                             83,000         6,573,600
 International Business Machines                        85,600         6,886,520
+Micron Technology                                     159,800         3,768,084
+Microsoft                                             101,000         5,152,010
+Oracle                                                824,500         6,513,550
*+Teradyne                                             139,600         3,780,368
                                                                    ------------
                                                                      38,800,302
                                                                    ------------
Consumer Products - 4.29%
 3M                                                     75,900         9,520,137
 Kimberly-Clark                                        149,000         9,673,080
 Procter & Gamble                                       89,600         8,023,680
                                                                    ------------
                                                                      27,216,897
                                                                    ------------
Electronics & Electrical Equipment - 5.85%
*Eaton                                                  63,800         5,156,316
 General Electric                                      303,700         9,457,218
 Intel                                                 290,000         8,009,800

                                                     Number of         Market
                                                       Shares           Value
Common Stock (continued)
Electronics &   Electrical Equipment (continued)
+National Semiconductor                                255,200      $  7,834,640
 Raytheon                                              150,300         6,643,260
                                                                    ------------
                                                                      37,101,234
                                                                    ------------
Energy - 9.49%
 Baker Hughes                                          156,800         5,746,720
 ChevronTexaco                                         160,200        13,977,450
*Diamond Offshore Drilling                             188,900         6,371,597
*El Paso                                               219,700         5,635,305
 Exxon Mobil                                           346,254        13,825,922
 Kerr-McGee                                            138,500         8,045,465
 Royal Dutch Petroleum ADR                             119,300         6,561,500
                                                                    ------------
                                                                      60,163,959
                                                                    ------------
Environmental Services - 1.03%
 Ecolab                                                136,700         6,517,856
                                                                    ------------
                                                                       6,517,856
                                                                    ------------
Food, Beverage & Tobacco - 6.24%
 Anheuser-Busch                                         95,000         4,902,950
 General Mills                                         179,600         8,171,800
 Kraft Foods Class A                                   115,400         4,963,354
*PepsiCo                                               157,600         8,192,048
 Philip Morris                                         149,100         8,535,975
 Sysco                                                 171,800         4,784,630
                                                                    ------------
                                                                      39,550,757
                                                                    ------------
Healthcare & Pharmaceuticals - 8.69%
 Baxter International                                  122,700         6,588,990
 Bristol-Myers Squibb                                  211,900         6,594,328
*HCA                                                   202,800         9,963,564
 Pfizer                                                170,900         5,913,140
*Pharmacia                                             178,800         7,722,372
 Schering-Plough                                       228,500         6,043,825
 Wyeth                                                 220,600        12,243,300
                                                                    ------------
                                                                      55,069,519
                                                                    ------------
Industrial Machinery - 1.99%
 Caterpillar                                           149,900         7,835,273
 Deere & Co.                                           101,300         4,761,100
                                                                    ------------
                                                                      12,596,373
                                                                    ------------
Insurance - 9.24%
 American International Group                          268,100        17,954,657
 Chubb                                                 163,000        12,251,080
 Jefferson-Pilot                                       102,900         4,899,069
 John Hancock Financial Services                       173,200         6,354,708
 Marsh & McLennan                                       94,400         9,524,960
*+Travelers Property Casualty Class A                  434,400         7,623,720
                                                                      ----------
                                                                      58,608,194
                                                                    ------------
Leisure, Lodging & Entertainment - 0.79%
 Starwood Hotels & Resorts Worldwide                   141,400         5,004,146
                                                                    ------------
                                                                       5,004,146
                                                                    ------------

Statement
of Net Assets (continued)                       Delaware Growth and Income Fund


                                                    Number of          Market
                                                      Shares           Value

Common Stock (continue)
Metals & Mining - 1.39%
 Alcoa                                                252,600       $  8,835,948
                                                                    ------------
                                                                       8,835,948
                                                                    ------------
Paper & Forest Products - 2.27%
*International Paper                                   165,390         7,128,309
*Weyerhaeuser                                          110,400         7,231,200
                                                                    ------------
                                                                      14,359,509
                                                                       ---------
Retail - 6.81%
*+Costco Wholesale                                     125,100         4,912,677
 +Federated Department Stores                          114,900         4,758,009
  Home Depot                                           115,800         4,827,702
 +Kroger                                               216,600         4,841,010
  McDonald's                                           250,200         7,490,988
 +Safeway                                              116,600         4,739,790
  Sears, Roebuck                                        85,700         5,060,585
  Target                                               158,500         6,569,825
                                                                    ------------
                                                                      43,200,586
                                                                    ------------
Telecommunications - 3.88%
*Alltel                                                 99,500         5,123,255
 SBC Communications                                    328,011        11,247,497
*Verizon Communications                                191,672         8,241,896
                                                                    ------------
                                                                      24,612,648
                                                                    ------------
Textiles, Apparel & Furniture - 0.75%
 Newell Rubbermaid                                     139,600         4,767,340
                                                                    ------------
                                                                       4,767,340
                                                                    ------------
Transportation & Shipping - 0.76%
 Union Pacific                                          79,000         4,837,960
                                                                    ------------
                                                                       4,837,960
                                                                    ------------
Utilities - 2.60%
 Dominion Resources                                     77,500         5,020,450
 FPL Group                                              79,600         5,014,004
*Public Service Enterprise Group                       142,800         6,465,984
                                                                    ------------
                                                                      16,500,438
                                                                    ------------
Total Common Stock (cost $599,970,477)                               620,145,850
                                                                    ------------

                                                   Principal            Market
                                                    Amount               Value

Repurchase Agreements - 0.67%
With BNP Paribas 1.77%
 6/3/02 (dated 5/31/02,
 collateralized by $ 1,191,000
 U.S. Treasury Bills due
 6/6/02, market value $ 1,191,037
 and $105,000 U.S. Treasury Notes
 6.00% due 7/31/02,
 market value $ 108,096
 and $93,000, U.S. Treasury Notes
 5.75% due 4/30/03, market value $ 96,528
 and $146,000, U.S. Treasury Notes
 5.75% due 8/15/03,
 market value $ 154,336
 and $70,000, U.S. Treasury Notes
 7.50% due 2/15/05,
 market value $ 78,412
 and $57,000, U.S. Treasury Notes
 6.50% due 5/15/05,
 market value $ 61,235)                            $ 1,653,000       $ 1,653,000
With J. P. Morgan Securities 1.72%
 6/3/02 (dated 5/31/02,
 collateralized by $ 970,000
 U.S. Treasury Notes 3.25% due
 5/31/04, market value $ 971,055)                      952,000           952,000
With UBS Warburg 1.76%
 6/3/02 (dated 5/31/02,
 collateralized by $ 195,000
 U.S. Treasury Notes 5.50% due
 1/31/03, market value $ 203,538
 and $ 1,405,000 U.S. Treasury Notes
 5.75% due 8/15/03,
 market value $1,482,546).                           1,652,000         1,652,000
                                                                    ------------
Total Repurchase Agreements
 (cost $ 4,257,000)
                                                                       4,257,000
                                                                    ------------

Statement
of Net Assets (continued)                        Delaware Growth and Income Fund

                                                                      Market
                                                                       Value

Total Market Value of Securities - 98.47%
 (cost $ 604,227,477)                                             $ 624,402,850
                                                                  -------------
Receivables and Other Assets
 Net of Liabilities - 1.53%                                           9,731,142
                                                                  -------------
Net Assets Applicable to 45,069,829
 Shares Outstanding - 100.00%                                     $ 634,133,992
                                                                  =============
Net Asset Value - Delaware Growth and Income Fund
 Class A
 ($440,698,062 / 31,260,302 Shares)                                     $ 14.10
                                                                  -------------
Net Asset Value - Delaware Growth and Income Fund
 Class B
 ($119,152,060 / 8,525,483 Shares)                                      $ 13.98
                                                                  -------------
Net Asset Value - Delaware Growth and Income Fund
 Class C
 ($ 25,423,624 / 1,822,882 Shares)                                      $ 13.95
                                                                  -------------
Net Asset Value - Delaware Growth and Income Fund
 Institutional Class
 ($48,860,246 / 3,461,162 Shares)                                       $ 14.12
                                                                  -------------

Components of Net Assets at May 31, 2002:
Shares of beneficial interest
 (unlimited authorization - no par)                               $ 659,034,106
Undistributed net investment income                                     288,829
Accumulated net realized loss on investments                        (45,364,316)
Net unrealized appreciation of investments                           20,175,373
                                                                  -------------
Total net assets                                                  $ 634,133,992
                                                                  -------------

* Security is fully or partially on loan. See Note 7 in "Notes to Financial Statements."
+ Non-income producing security for the period ended May 31, 2002.

Summary of Abbreviations:
ADR - American Depositary Receipts

Net Asset Value and Offering Price per Share -
Delaware Growth and Income Fund
Net asset value Class A (A)                                             $ 14.10
Sales charge (5.75% of offering price,
 or 6.10% of amount invested per share) (B)                                0.86
                                                                        -------
Offering price                                                          $ 14.96
                                                                        -------

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B)  See the current prospectus for purchases of $50,000 or more.

See accompanying notes

Statement                              Delaware Growth and Income Fund
  of Operations                        Six Months Ended May 31, 2002 (Unaudited)


Investment Income:
  Dividends                                                          $  5,195,824
  Interest                                                                133,971
  Security lending income                                                  61,184    $  5,390,979
                                                                     ------------    ------------

Expenses:
  Management fees                                                       2,170,630
  Distribution expense -  Class A                                         711,326
  Distribution expense -  Class B                                         651,183
  Distribution expense -  Class C                                         135,476
  Dividend disbursing and transfer agent  fees and expenses               930,169
  Accounting and administration expenses                                  147,000
  Reports and statements to shareholders                                   45,966
  Registration fees                                                        32,000
  Professional fees                                                        18,427
  Trustees' fees                                                           13,445
  Custodian fees                                                           10,600
  Taxes (other than taxes on income)                                          150
  Other                                                                    93,471       4,959,843
  Less expenses paid indirectly                                                            (8,184)
                                                                                     ------------
  Total expenses                                                                        4,951,659
                                                                                     ------------
Net Investment Income                                                                     439,320
                                                                                     ------------

Net Realized and Unrealized Gain  (Loss) on Investments:
  Net realized gain on  investments                                                    29,808,233
  Net change in unrealized appreciation/depreciation  of investments                  (65,286,386)
                                                                                     ------------
Net Realized and Unrealized Loss on Investments                                       (35,478,153)
                                                                                     ------------

Net Decrease in Net Assets Resulting from Operations                                 ($35,038,833)
                                                                                     ============


See accompanying notes

Statements
  of Changes in Net Assets                       Delaware Growth and Income Fund



                                                                                      Six Months           Year
                                                                                        Ended              Ended
                                                                                       5/31/02           11/30/01
                                                                                      (Unaudited)


Increase (Decrease) in Net Assets from Operations:
  Net investment income                                                              $     439,320    $   2,211,617
  Net realized gain on investments                                                      29,808,233        9,506,186
  Net change in unrealized appreciation/depreciation of investments                    (65,286,386)     (30,378,464)
                                                                                     -------------    -------------
  Net decrease in net assets resulting from operations                                 (35,038,833)     (18,660,661)
                                                                                     -------------    -------------

Dividends and Distributions to Shareholders from:
  Net investment income:
    Class A                                                                             (1,870,784)        (412,041)
    Institutional Class                                                                   (345,204)        (115,035)
                                                                                     -------------    -------------
                                                                                        (2,215,988)        (527,076)
                                                                                     -------------    -------------
Capital Share Transactions:
  Proceeds from shares sold:
    Class A                                                                             18,495,096       43,388,629
    Class B                                                                              6,386,076       24,924,069
    Class C                                                                              2,941,027        8,050,614
    Institutional Class                                                                  5,396,392       20,211,017

  Net asset value of shares issued upon reinvestment of dividends and distributions:
    Class A                                                                              1,731,180          380,371
    Institutional Class                                                                    345,204          115,035
                                                                                     -------------    -------------
                                                                                        35,294,975       97,069,735
                                                                                     -------------    -------------
  Cost of shares repurchased:
    Class A                                                                            (46,802,199)    (116,132,346)
    Class B                                                                            (15,674,569)     (26,648,727)
    Class C                                                                             (3,577,209)      (8,028,318)
    Institutional Class                                                                (23,096,955)     (19,395,252)
                                                                                     -------------    -------------
                                                                                       (89,150,932)    (170,204,643)
                                                                                     -------------    -------------
Decrease in net assets derived from capital share transactions                         (53,855,957)     (73,134,908)
                                                                                     -------------    -------------
Net Decrease in Net Assets                                                             (91,110,778)     (92,322,645)

Net Assets:
  Beginning of period                                                                  725,244,770      817,567,415
                                                                                     -------------    -------------
  End of period                                                                      $ 634,133,992    $ 725,244,770
                                                                                     =============    =============

See accompanying notes

Financial
  Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                         Delaware Growth and Income Fund Class A

                                                       Six Months
                                                          Ended
                                                         5/31/02                           Year Ended
                                                      (Unaudited)(1)   11/30/01    11/30/00   11/30/99      11/30/98     11/30/97

Net asset value, beginning of period                      $ 14.920     $15.290     $16.350     $19.120     $   19.230    $ 17.520

Income (loss) from investment operations:
Net investment income(2)                                     0.020       0.062       0.151       0.221          0.280       0.280
Net realized and unrealized gain (loss) on investments      (0.783)     (0.421)     (0.230)     (0.556)         1.930       3.610
Total from investment operations                            (0.763)     (0.359)     (0.079)     (0.335)         2.210       3.890


Less dividends and distributions from:
Net investment income                                       (0.057)     (0.011)     (0.213)     (0.235)        (0.240)     (0.330)
Net realized gain on investments                                --          --      (0.768)     (2.200)        (2.080)     (1.850)
Total dividends and distributions                           (0.057)     (0.011)     (0.981)     (2.435)        (2.320)     (2.180)

Net asset value, end of period                            $ 14.100    $ 14.920    $ 15.290    $ 16.350     $   19.120    $ 19.230
                                                          ========    ========    ========    ========     ==========    ========

Total return(3)                                             (5.14%)     (2.29%)     (0.39%)     (2.00%)        12.70%      25.26%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                   $440,698    $493,459    $577,400    $871,409     $1,006,642    $863,855
Ratio of expenses to average net assets                      1.32%       1.30%       1.35%       1.20%          1.13%       1.13%
Ratio of net investment income to average net assets         0.26%       0.40%       1.02%       1.28%          1.52%       1.60%
Portfolio turnover                                             96%         98%         87%         94%            87%         69%


1    Ratios have been annualized and total return has not been annualized.

2 The average shares outstanding method has been applied for per share information for the six months ended May 31, 2002 and the years ended November 30, 1999, 2000 and 2001.

3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
  Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                         Delaware Growth and Income Fund Class B

                                                       Six Months
                                                          Ended
                                                         5/31/02                           Year Ended
                                                      (Unaudited)(1)    11/30/01     11/30/00   11/30/99   11/30/98     11/30/97

Net asset value, beginning of period                    $   14.790     $  15.250    $  16.300   $ 19.090   $ 19.200   $   17.460

Income (loss) from investment operations:
Net investment income(2)                                    (0.031)       (0.045)       0.047      0.100      0.151        0.170
Net realized and unrealized gain (loss) on investments      (0.779)       (0.415)      (0.224)    (0.560)     1.917        3.600
Total from investment operations                            (0.810)       (0.460)      (0.177)    (0.460)     2.068        3.770


Less dividends and distributions from:                          --            --       (0.105)    (0.130)    (0.098)      (0.180)
Net investment income                                           --            --       (0.768)    (2.200)    (2.080)      (1.850)
Net realized gain on investments                                --            --       (0.873)    (2.330)    (2.178)      (2.030)
Total dividends and distributions
                                                        $   13.980     $  14.790    $  15.250   $ 16.300   $ 19.090   $   19.200
Net asset value, end of period                          ==========     =========    =========   ========   ========   ==========

                                                            (5.48%)       (2.95%)      (1.05%)    (2.72%)    11.92%       24.45%
Total return(3)

Ratios and supplemental data:                           $  119,152     $ 135,565    $ 141,911   $213,533   $218,584   $  135,737
Net assets, end of period (000 omitted)                      2.02%         2.00%        2.05%      1.90%      1.83%        1.83%
Ratio of expenses to average net assets                     (0.44%)       (0.30%)       0.32%      0.58%      0.82%        0.90%
Ratio of net investment income to average net assets           96%           98%          87%        94%        87%          69%
Portfolio turnover


1 Ratios have been annualized and total return has not been annualized.

2 The average shares outstanding method has been applied for per share information for the six months ended May 31, 2002 and the years ended November 30, 1999, 2000 and 2001.

3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
  Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:



                                                                         Delaware Growth and Income Fund Class C

                                                       Six Months
                                                          Ended
                                                         5/31/02                           Year Ended
                                                      (Unaudited)(1)   11/30/01    11/30/00   11/30/99      11/30/98     11/30/97

Net asset value, beginning of period                     $  14.760     $   15.210   $ 16.270    $19.050    $   19.160    $17.430

Income (loss) from investment operations:
Net investment income(2)                                    (0.031)        (0.045)     0.047      0.100         0.153      0.170
Net realized and unrealized gain (loss) on investments      (0.779)        (0.405)    (0.234)    (0.550)        1.915      3.590
Total from investment operations                            (0.810)        (0.450)    (0.187)    (0.450)        2.068      3.760


Less dividends and distributions from:                          --             --     (0.105)    (0.130)       (0.098)    (0.180)
Net investment income                                           --             --     (0.768)    (2.200)       (2.080)    (1.850)
Net realized gain on investments                                --             --     (0.873)    (2.330)       (2.178)    (2.030)
Total dividends and distributions

Net asset value, end of period                           $  13.950     $   14.760   $ 15.210   $ 16.270    $   19.050   $ 19.160
                                                         =========     ==========   ========   ========    ==========   ========

Total return(3)                                             (5.49%)        (2.96%)    (1.05%)    (2.71%)       12.00%     24.44%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                  $  25,424     $   27,576   $ 28,350   $ 45,026    $   48,683   $ 26,231
Ratio of expenses to average net assets                      2.02%          2.00%      2.05%      1.90%         1.83%      1.83%
Ratio of net investment income to average net assets        (0.44%)        (0.30%)     0.32%      0.58%         0.82%      0.90%
Portfolio turnover                                             96%            98%        87%        94%           87%        69%



1  Ratios have been annualized and total return has not been annualized.

2 The average shares outstanding method has been applied for per share information for the six months ended May 31, 2002 and the years ended November 30, 1999, 2000 and 2001.

3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
  Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:



                                                                    Delaware Growth and Income Fund Institutional Class

                                                       Six Months
                                                          Ended
                                                         5/31/02                           Year Ended
                                                      (Unaudited)(1)    11/30/01    11/30/00   11/30/99      11/30/98    11/30/97

Net asset value, beginning of period                    $   14.960     $  15.300   $ 16.370   $  19.150    $   19.260    $ 17.570

Income (loss) from investment operations:
Net investment income(2)                                     0.042         0.108      0.196       0.273         0.346       0.350
Net realized and unrealized gain (loss) on investments      (0.779)       (0.423)    (0.235)     (0.553)        1.917       3.600
Total from investment operations                            (0.737)       (0.315)    (0.039)     (0.280)        2.263       3.950


Less dividends and distributions from:                      (0.103)       (0.025)    (0.263)     (0.300)       (0.293)     (0.410)
Net investment income                                           --            --     (0.768)     (2.200)       (2.080)     (1.850)
Net realized gain on investments                            (0.103)       (0.025)    (1.031)     (2.500)       (2.373)     (2.260)
Total dividends and distributions

Net asset value, end of period                          $   14.120     $  14.960   $ 15.300   $  16.370    $   19.150    $ 19.260
                                                        ==========     =========   ========   =========    ==========    ========
                                                            (4.96%)       (2.07%)    (0.05%)     (1.68%)       13.07%      25.65%
Total return(3)

Ratios and supplemental data:                           $   48,860     $  68,645   $ 69,906   $ 117,377    $  112,381    $ 78,813
Net assets, end of period (000 omitted)                      1.02%         1.00%      1.05%       0.90%         0.83%       0.83%
Ratio of expenses to average net assets                      0.56%         0.70%      1.32%       1.58%         1.82%       1.90%
Ratio of net investment income to average net assets           96%           98%        87%         94%           87%         69%
Portfolio turnover



1  Ratios have been annualized and total return has not been annualized.

2 The average shares outstanding method has been applied for per share information for the six months ended May 31, 2002 and the years ended November 30, 1999, 2000 and 2001.

3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

See accompanying notes

Notes                                           Delaware Growth and Income Fund
to Financial Statements                         May 31, 2002 (Unaudited)


Delaware Group Equity Funds II (the "Trust") is organized as a Delaware business trust and offers four series: the Delaware Decatur Equity Income Fund, the Delaware Diversified Value Fund, the Delaware Growth and Income Fund, and the Delaware Social Awareness Fund. These financial statements and related notes pertain to the Delaware Growth and Income Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended and offers Class A, Class B, Class C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Delaware Growth and Income Fund is to seek capital appreciation with current income as a secondary objective.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $8,184 for the period ended May 31, 2002. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the period ended May 31, 2002. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of the investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at a rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on average daily net assets in excess of $2.5 billion.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. No distributions expenses are paid by Institutional Class shares.

For the period ended May 31, 2002, DDLP earned $33,785 for commissions on sales of the Fund's Class A shares.

At May 31, 2002, the Fund had liabilities payables to affiliates as follows:

  Investment management fee payable to DMC              $   41,347
  Dividend disbursing, transfer agent fees,
    accounting and other expenses payable to DSC           113,945
  Other expenses payable to DMC and affiliates              34,029

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

Notes
  to Financial Statements (continued)           Delaware Growth and Income Fund

3. Investments
For the period ended May 31, 2002, the Fund made purchases of $321,109,440 and sales of $381,474,526 of investment securities other than U.S. government securities and short-term investments.

At May 31, 2002, the cost of investments for federal income tax purposes was $604,227,477. At May 31, 2002, net unrealized appreciation was $20,175,373 of which $69,015,828, related to unrealized appreciation of investments and $48,840,455 related to unrealized depreciation of investments.

For federal income tax purposes, the Fund had accumulated capital losses as of May 31, 2002 of $69,792,803 which may be carried forward and applied against future capital gains. Such capital loss carryforwards expire in 2008.

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the period ended May 31, 2002 and the year ended November 30, 2001 were as follows:

                                   May 31, 2002   November 30, 2001

Ordinary Income                   $  2,215,988        $   527,076
                                  ============        ===========

5. Capital Shares
Transactions in capital shares were as follows:

                                     Six Months
                                       Ended            Year
                                      5/31/02           Ended
                                    (Unaudited)        11/30/01
Shares sold:
  Class A                            1,254,835       $  2,809,424
  Class B                              435,373          1,612,985
  Class C                              200,013            528,425
  Institutional Class                  365,261          1,297,950

Shares issued upon reinvestment of
  dividends and distributions:
  Class A                              115,953             24,306
  Institutional Class                   23,121              7,350
                                    ----------       ------------
                                     2,394,556          6,280,440
                                    ----------       ------------
Shares repurchased:
  Class A                           (3,183,027)        (7,530,462)
  Class B                           (1,077,824)        (1,753,034)
  Class C                             (245,919)          (523,089)
  Institutional Class               (1,514,578)        (1,287,000)
                                    ----------       ------------
                                    (6,021,348)       (11,093,585)
                                    ----------       ------------
Net decrease                        (3,626,792)        (4,813,145)
                                    ==========       ============

6. Line of Credit
The Fund, along with certain other funds in the Delaware Investment Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of May 31, 2002, or at any time during the period.

7. Securities Lending
The Fund, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required at all times to be secured by U.S. Treasury obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poors Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The market value of the securities on loan and the related collateral received at May 31, 2002 were as follows:

                   Market value of        Market  value of
                  securities on loan         collateral
                  ------------------      ----------------
                  $       50,040,034      $     51,237,175




Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)



This semiannual report is for the information of Delaware Growth and Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Growth and Income Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
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

Board of Trustees                             Affiliated Officers                         Contact Information

Charles E. Haldeman, Jr.                      William E. Dodge                            Investment Manager
Chairman                                      Executive Vice President and                Delaware Management Company
Delaware Investments Family of Funds          Chief Investment Officer, Equity            Philadelphia, PA
Philadelphia, PA                              Delaware Investments Family of Funds
                                              Philadelphia, PA                            International Affiliate
Walter P. Babich                                                                          Delaware International Advisers Ltd.
Board Chairman                                Jude T. Driscoll                            London, England
Citadel Constructors, Inc.                    Executive Vice President and
King of Prussia, PA                           Head of Fixed Income                        National Distributor
                                              Delaware Investments Family of Funds        Delaware Distributors, L.P.
David K. Downes                               Philadelphia, PA                            Philadelphia, PA
President and Chief Executive Officer
Delaware Investments Family of Funds          Richard J. Flannery                         Shareholder Servicing, Dividend
Philadelphia, PA                              President and Chief Executive Officer       Disbursing and Transfer Agent
                                              Delaware Distributors, L.P.                 Delaware Service Company, Inc.
John H. Durham                                Philadelphia, PA                            2005 Market Street
Private Investor                                                                          Philadelphia, PA 19103-7094
Gwynedd Valley, PA
                                                                                          For Shareholders
John A. Fry                                                                               800 523-1918
Executive Vice President
University of Pennsylvania                                                                For Securities Dealers and Financial
Philadelphia, PA                                                                          Institutions Representatives Only
                                                                                          800 362-7500
Anthony D. Knerr
Consultant                                                                                Web site
Anthony Knerr & Associates                                                                www.delawareinvestments.com
New York, NY

Ann R. Leven
Former Treasurer/Chief Fiscal Officer
National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN



(6219)                                                        Printed in the USA
SA-018 [5/02] BUR 7/02                                                     J8348